                                                               Annual Report
[logo]                                                         for Year Ended
INVESTMENT MANAGEMENT                                          December 31, 1996




MFS(R) GROWTH WITH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust


[Graphic Omitted]

MFS(R) GROWTH WITH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGERS                                                  Boston, MA 02107-9906
John D. Laupheimer, Jr.*
Kevin R. Parke*                                                     For additional information,
                                                                    contact your financial adviser.
TREASURER
W. Thomas London*                                                   CUSTODIAN
                                                                    Investors Bank & Trust Company
ASSISTANT TREASURER
James O. Yost*                                                      AUDITORS
                                                                    Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                   WORLD WIDE WEB
                                                                    www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms. This should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest increase in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing, but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin        /s/ John D. Laupheimer, Jr.    /s/ Kevin R. Parke
    A. Keith Brodkin            John D. Laupheimer, Jr.        Kevin R. Parke
    Chairman and President      Portfolio Manager              Portfolio Manager

January 13, 1997


MFS GROWTH WITH INCOME SERIES

For the year ended December 31, 1996, the Growth with Income Series provided a total return of 24.46%. This compares to a 22.64% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance.

    The past year produced a mostly benign investment environment with growth slowly progressing, which allowed interest rates to stay low and led to improved valuations. At the same time, many companies continued to report significant gains in earnings. The Series also benefited from this favorable investment environment, by being overweighted in sectors that outperformed the market, while being underweighted in those that lagged the market. For example, the Series was overweighted in financial services stocks and industrial goods and services, particularly aerospace and defense stocks, both of which outperformed the market, as measured by the S&P 500. Meanwhile, underweighted sectors such as utilities and leisure underperformed the market as measured by the S&P 500. Financial services stocks benefited from a number of favorable developments. First, some companies such as First Bank Systems and Norwest have been selling at significant discounts to the market -- discounts which we feel are not warranted given their underlying strength. Second, the ongoing and necessary consolidation of the banking industry benefits the acquiring companies, which are able to reach broader markets and realize economies of scales, as well as the stocks of companies being taken over, as they have been bought at significant premiums.

    Meanwhile, the defense and aerospace industry is also going through a massive consolidation as the defense business shrinks. In most cases, the resulting acquisitions and mergers are enhancing, not diluting, earnings as these companies also enjoy increased economies of scale and increased purchasing power and global strength. We think there will be more mergers in the future.

    One industry that did not perform as well as expected was retailing. Going into the year, we were overweighted in the retail stocks, as they had performed poorly both in 1994 and 1995, and we felt their valuations were at fairly attractive levels. As 1996 progressed, however, we reduced our positions in the retail sector as these companies continued to underperform. Part of the reason for this underperformance was the continuing high levels of consumer debt and the overall saturation of retail stores.

    Looking ahead, we have some concerns about the S&P 500's ability to continue to increase earnings at the same pace as the last couple of years. As the economy slows, the ability of companies to make their earnings estimates will become more and more significant. As a result, stock selection will become even more important. In this environment, we believe that our emphasis on original research, combined with our bottom-up approach to stock selection, should continue to benefit the Series over the long term.

PORTFOLIO MANAGERS' PROFILES

John D. Laupheimer, Jr. joined Massachusetts Financial Services (MFS) in 1981 as an industry specialist and is Portfolio Manager of MFS Growth with Income Series. A graduate of Boston University and the Sloan School of Management of Massachusetts Institute of Technology, he was named Investment Officer in 1983, Assistant Vice President - Investments in 1984, Vice President - Investments in 1986, and Senior Vice President in 1995.

Kevin R. Parke is Senior Vice President of MFS, Director of Equity Research, and Portfolio Manager of MFS Growth with Income Series. Mr. Parke joined MFS in 1985 as an industry specialist. He was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, Senior Vice President in 1993, and Director of Equity Research in 1995. Mr. Parke is a graduate of Lehigh University and the Harvard University Graduate School of Business Administration.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

The MFS Growth with Income Series has designated $14,070 as a long-term capital gain.

DIVIDENDS-RECEIVED DEDUCTION

For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 47.42%.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Growth with Income Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses.
You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from October 1, 1995 to December 31, 1996)


              MFS Growth             Consumer             S&P 500
          with Income Series    Price Index - U.S.     Composite Index
          ------------------    ------------------     ---------------
10/95          $10,000              $10,000                $10,000
12/95           10,664               10,025                 10,601
 3/96           11,418               10,152                 11,171
 6/96           11,850               10,225                 11,668
 9/96           12,403               10,300                 12,024
12/96           13,272               10,372                 13,023


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                            1 Year         Life+
--------------------------------------------------------------------------------
MFS Growth with Income Series                              +24.46%      +25.88%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                    +22.64%      +23.95%
--------------------------------------------------------------------------------
Consumer Price Index*++                                    + 3.56%      + 3.01%
--------------------------------------------------------------------------------
 +For the period from the commencement of investment operations, October 9, 1995 to December 31, 1996.
++Source: CDA/Wiesenberger.
 *The Consumer Price Index is a popular measure of change in prices.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administrative fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Stocks - 90.6%
-----------------------------------------------------------------------------
Issuer                                                    Shares        Value
-----------------------------------------------------------------------------
U.S. Stocks - 86.9%
  Aerospace - 7.4%
    Allied Signal, Inc.                                    1,450   $   97,150
    General Dynamics Corp.                                 1,000       70,500
    Lockheed-Martin Corp.                                  1,592      145,668
    McDonnell Douglas Corp.                                2,400      153,600
    Raytheon Co.                                           1,900       91,438
    United Technologies Corp.                              1,900      125,400
                                                                   ----------
                                                                   $  683,756
-----------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Case Corp.                                               800   $   43,600
-----------------------------------------------------------------------------
  Apparel and Textiles - 1.7%
    Nike, Inc., "B"                                        1,400   $   83,650
    Reebok International Ltd.                                500       21,000
    VF Corp.                                                 700       47,250
                                                                   ----------
                                                                   $  151,900
-----------------------------------------------------------------------------
  Automotive - 0.9%
    Goodrich (B.F.) Co.                                    2,000   $   81,000
-----------------------------------------------------------------------------
  Banks and Credit Companies - 8.7%
    Bank of Boston Corp.                                     600   $   38,550
    Chase Manhattan Corp.                                    400       35,700
    Comerica, Inc.                                         1,100       57,613
    Corestates Financial Corp.                               100        5,187
    Crestar Financial Corp.                                  800       59,500
    First Bank System, Inc.                                2,000      136,500
    First Chicago NBD Corp.                                  450       24,187
    Firstar Corp.                                            900       47,250
    National City Corp.                                    1,200       53,850
    Northern Trust Co.                                     1,700       61,625
    Norwest Corp.                                          3,900      169,650
    SunTrust Banks, Inc.                                   1,400       68,950
    U.S. Bancorp                                             900       40,444
                                                                   ----------
                                                                   $  799,006
-----------------------------------------------------------------------------
  Business Machines - 0.6%
    International Business Machines Corp.                    300   $   45,300
    Xerox Corp.                                              100        5,262
                                                                   ----------
                                                                   $   50,562
-----------------------------------------------------------------------------
  Business Services - 1.7%
    Alco Standard Corp.                                    1,400   $   72,275
    Ceridian Corp.*                                          100        4,050
    Computer Sciences, Inc.*                                 800       65,700
    DST Systems, Inc.*                                       200        6,275
    Sabre Group Holdings, Inc.*                              400       11,150
                                                                   ----------
                                                                   $  159,450
-----------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    AirTouch Communications, Inc.*                           200   $    5,050
-----------------------------------------------------------------------------
  Chemicals - 2.8%
    Air Products & Chemicals, Inc.                         1,200   $   82,950
    Betzdearborn, Inc.                                       100        5,850
    du Pont (E. I.) de Nemours & Co.                         800       75,500
    Monsanto Corp                                          1,100       42,763
    Praxair, Inc.                                          1,000       46,125
                                                                   ----------
                                                                   $  253,188
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    First Data Corp.                                       1,300   $   47,450
    Microsoft Corp.*                                         900       74,362
                                                                   ----------
                                                                   $  121,812
-----------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    Computer Associates International, Inc.                1,850   $   92,038
    Electronic Data Systems Corp.                            100        4,325
    Oracle Systems Corp.*                                  1,100       45,925
                                                                   ----------
                                                                   $  142,288
-----------------------------------------------------------------------------
  Consumer Goods and Services - 8.8%
    Colgate-Palmolive Co.                                  1,700   $  156,825
    Gillette Co.                                           2,450      190,487
    Philip Morris Cos., Inc.                               2,200      247,775
    Procter & Gamble Co.                                     700       75,250
    Service Corp. International                              200        5,600
    Sherwin-Williams Co.                                     800       44,800
    Tyco International Ltd.                                  700       37,012
    UST, Inc.                                              1,400       45,325
                                                                   ----------
                                                                   $  803,074
-----------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Loral Space & Communications Corp.*                    1,300   $   23,888
-----------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    General Electric Co.                                   1,800   $  177,975
    Honeywell, Inc.                                        1,750      115,062
                                                                   ----------
                                                                   $  293,037
-----------------------------------------------------------------------------
  Electronics - 0.9%
    Intel Corp.                                              600   $   78,563
-----------------------------------------------------------------------------
  Entertainment - 0.3%
    Viacom, Inc., "B"*                                       700   $   24,413
-----------------------------------------------------------------------------
  Financial Institutions - 4.2%
    American Express Co.                                     600   $   33,900
    Beneficial Corp                                        2,150      136,256
    Federal Home Loan Mortgage Corp.                         400       44,050
    MBNA Corp.                                               100        4,150
    Merrill Lynch & Co., Inc.                                300       24,450
    State Street Boston Corp.                              1,900      122,550
    Union Planters Corp.                                     600       23,400
                                                                   ----------
                                                                   $  388,756
-----------------------------------------------------------------------------
  Food and Beverage Products - 4.8%
    Archer Daniels-Midland Co.                             1,500   $   33,000
    CPC International, Inc.                                  900       69,750
    Coca Cola Co.                                            600       31,575
    General Mills, Inc.                                    1,400       88,725
    McCormick & Co., Inc.                                    200        4,712
    PepsiCo, Inc.                                          3,000       87,750
    Ralston-Purina Group                                     650       47,694
    Tyson Foods, Inc., "A"                                 1,100   $   37,675
    Wrigley (William) Jr. Co.                                700       39,375
                                                                   ----------
                                                                   $  440,256
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.3%
    Kimberly-Clark Corp.                                   1,300   $  123,825
-----------------------------------------------------------------------------
  Insurance - 6.8%
    AFLAC, Inc                                             1,300   $   55,575
    Allstate Corp.                                         1,200       69,450
    CIGNA Corp.                                              750      102,469
    Chubb Corp.                                              300       16,125
    ITT Hartford Group, Inc.                               1,000       67,500
    MBIA, Inc.                                               100       10,125
    Progressive Corp. Ohio                                 1,700      114,537
    St. Paul Cos., Inc.                                      900       52,762
    Torchmark Corp.                                        1,050       53,025
    Transamerica Corp.                                       700       55,300
    Travelers Group, Inc.                                    500       22,687
    UNUM Corp.                                               100        7,225
                                                                   ----------
                                                                   $  626,780
-----------------------------------------------------------------------------
  Machinery - 1.7%
    Deere & Co., Inc.                                        850   $   34,531
    Ingersoll Rand Co.                                     1,400       62,300
    York International Corp.                               1,000       55,875
                                                                   ----------
                                                                   $  152,706
-----------------------------------------------------------------------------
  Medical and Health Products - 5.8%
    American Home Products Corp.                             600   $   35,175
    Fresenius National Medical Care*                         100           11
    Johnson & Johnson                                      2,500      124,375
    Lilly (Eli) & Co.                                        700       51,100
    Pfizer, Inc.                                             700       58,012
    Pharmacia & Upjohn, Inc.                                 700       27,738
    Rhone-Poulenc Rorer, Inc.                              1,500      117,188
    Warner-Lambert Co.                                     1,600      120,000
                                                                   ----------
                                                                   $  533,599
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Medtronic, Inc.                                          400   $   27,200
    Pacificare Health Systems, Inc., "B"*                    600       51,150
    St. Jude Medical, Inc.*                                2,000       85,250
    United Healthcare Corp.                                  700       31,500
                                                                   ----------
                                                                   $  195,100
-----------------------------------------------------------------------------
  Metals and Minerals - 0.5%
    Phelps Dodge Corp.                                       700   $   47,250
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Schlumberger Ltd.                                        300   $   29,962
-----------------------------------------------------------------------------
  Oils - 5.2%
    Amoco Corp.                                              300   $   24,150
    Chevron Corp.                                            800       52,000
    Exxon Corp.                                            1,100      107,800
    Mobil Corp.                                            1,250   $  152,813
    Texaco, Inc.                                           1,400      137,375
                                                                   ----------
                                                                   $  474,138
-----------------------------------------------------------------------------
  Photographic Products - 0.8%
    Eastman Kodak Co.                                        900   $   72,225
-----------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Gannett Co., Inc.                                      1,100   $   82,362
    Tribune Co., Inc.                                        800       63,100
                                                                   ----------
                                                                   $  145,462
-----------------------------------------------------------------------------
  Railroads - 2.0%
    Burlington Northern-Santa Fe                             600   $   51,825
    CSX Corp.                                              1,300       54,925
    Conrail, Inc.                                            459       45,728
    Illinois Central Corp.                                 1,125       36,000
                                                                   ----------
                                                                   $  188,478
-----------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    McDonald's Corp.                                         200   $    9,050
-------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Stanley Works                                            700   $   18,900
-------------------------------------------------------------------------------
  Stores - 2.3%
    CVS Corp.                                                400   $   16,550
    Circuit City Stores, Inc.                                600       18,075
    Home Depot, Inc.                                         800       40,100
    Lowe's Cos., Inc.                                      1,100       39,050
    Penney (J.C.), Inc.                                    1,000       48,750
    Sears, Roebuck & Co.                                     600       27,675
    Staples, Inc.*                                           300        5,419
    Talbots, Inc.                                            500       14,313
                                                                   ----------
                                                                   $  209,932
-----------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                              100   $    4,650
    Safeway, Inc.*                                         1,000       42,750
    Vons Cos., Inc.*                                         500       29,938
                                                                   ----------
                                                                   $   77,338
-----------------------------------------------------------------------------
  Telecommunications - 0.4%
    Lucent Technologies, Inc.                                800   $   37,000
-------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    Allegheny Power System, Inc.                             600   $   18,225
    CMS Energy Corp.                                         100        3,363
    Cinergy Corp.                                            600       20,025
    DPL, Inc.                                                600       14,700
    FPL Group, Inc.                                        1,000       46,000
    GPU, Inc.                                                100        3,363
    Illinova Corp.                                           100        2,750
    Pinnacle West Capital Corp.                              100        3,175
    Portland General Corp.                                   800       33,600
                                                                   ----------
                                                                   $  145,201
-----------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Consolidated Natural Gas Co.                             500   $   27,625
    Pacific Enterprises                                      500       15,187
    PanEnergy Corp.                                          700       31,500
                                                                   ----------
                                                                   $   74,312
-----------------------------------------------------------------------------
  Utilities - Telephone - 2.9%
    Ameritech Corp.                                          100   $    6,062
    BellSouth Corp.                                          100        4,037
    GTE Corp.                                              2,150       97,825
    MCI Communications Corp.                               3,500      114,406
    Pacific Telesis Group                                    600       22,050
    SBC Communications, Inc.                                 500       25,875
                                                                   ----------
                                                                   $  270,255
-----------------------------------------------------------------------------
Total U.S. Stocks                                                  $7,975,112
-----------------------------------------------------------------------------
Foreign Stocks - 3.7%
  Germany - 0.2%
    Henkel KGaA (Chemicals)                                  200   $    9,863
    Hoechst AG (Chemicals)                                   200        9,253
                                                                   ----------
                                                                   $   19,116
-----------------------------------------------------------------------------
  Hong Kong - 0.7%
    Hongkong Land Holdings Ltd. (Real Estate
      Investment Trusts)                                   6,000   $   16,680
    Mandarin Oriental International Ltd.
      (Restaurants and Lodging)                            6,000        8,460
    Swire Pacific Ltd., "A" (Airlines)*                    1,500       14,302
    Wharf Holdings Ltd. (Real Estate
      Investment Trusts)                                   4,000       19,961
                                                                   ----------
                                                                   $   59,403
-----------------------------------------------------------------------------
  Japan - 0.2%
    Canon, Inc. (Business Machines)                        1,000   $   22,056
-----------------------------------------------------------------------------
  Netherlands - 0.2%
    Royal Dutch Petroleum Co. (Oils)                         100   $   17,075
-----------------------------------------------------------------------------
  New Zealand - 0.1%
    Lion Nathan Ltd. (Food and Beverage
      Products)                                            5,400   $   12,934
-----------------------------------------------------------------------------
  South Korea - 0.2%
    Korea Mobile Telecommunications, ADR
      (Telecommunications)                                 1,133   $   14,587
-------------------------------------------------------------------------------
  Sweden - 0.9%
    Astra AB, Free Shares, "B" (Medical and
      Health Products)                                     1,250   $   60,230
    Sparbanken Svergie, "A" (Financial
      Services)                                            1,200       20,562
                                                                   ----------
                                                                   $   80,792
-----------------------------------------------------------------------------
  United Kingdom - 1.2%
    British Petroleum PLC, ADR (Oils)                        300   $   42,413
    PowerGen PLC (Utilities - Electric)                    6,400       62,647
    SmithKline Beecham PLC, ADR (Medical and
      Health Products)                                       100        6,800
                                                                   ----------
                                                                   $  111,860
-----------------------------------------------------------------------------
Total Foreign Stocks                                               $  337,823
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $7,477,367)                         $8,312,935
-----------------------------------------------------------------------------

Convertible Preferred Stocks -  0.1%
-----------------------------------------------------------------------------
    Atlantic Richfield Co., 9s (Oils)                        300   $    6,450
    Tosco Financing Trust, 5.75s (Financial
      Institutions)##                                        100        5,137
-----------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $12,434)      $   11,587
-----------------------------------------------------------------------------

Convertible Bond - 0.2%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
  Sandoz Capital BVI Ltd., 2s, 2002 (Chemicals)##
    (Identified Cost, $16,038)                              $ 15   $   16,125
-----------------------------------------------------------------------------
Short-Term Obligation - 8.3%
-----------------------------------------------------------------------------
      Federal Home Loan Bank, due 1/02/97, at
      Amortized Cost                                        $760   $  759,778
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $8,265,617)                    $9,100,425

Other Assets, Less Liabilities -  0.8%                                 73,688
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $9,174,113
-----------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $8,265,617)            $ 9,100,425
  Cash                                                                 3,065
  Receivable for Series shares sold                                   54,054
  Interest and dividends receivable                                   15,931
  Receivable from investment adviser                                  20,150
  Deferred organization expenses                                       6,923
  Other assets                                                             4
                                                                 -----------
      Total assets                                               $ 9,200,552
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                                $   30
  Payable to affiliate for management fee                                559
  Accrued expenses and other liabilities                              25,850
                                                                 -----------
      Total liabilities                                          $    26,439
                                                                 -----------
Net assets                                                       $ 9,174,113
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $ 8,348,221
  Unrealized appreciation on investments
    and translation of assets and liabilities in foreign
    currencies                                                       834,814
  Accumulated net realized loss on investments
    and foreign currency transactions                                (10,421)
  Accumulated undistributed net investment income                      1,499
                                                                 -----------
      Total                                                      $ 9,174,113
                                                                 ===========
Shares of beneficial interest outstanding                          706,552
                                                                   =======
Net asset value per share
  (net assets of $9,174,113 / 706,552 shares of beneficial
  interest outstanding)                                             $12.98
                                                                    ======

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
Year Ended December 31, 1996
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                         $  75,866
    Interest                                                             27,710
    Foreign taxes withheld                                                 (730)
                                                                      ---------
      Total investment income                                         $ 102,846
                                                                      ---------
  Expenses -
    Management fee                                                    $  30,792
    Trustees' compensation                                                2,033
    Shareholder servicing agent fee                                       1,412
    Auditing fees                                                        22,806
    Printing                                                             16,973
    Custodian fee                                                         3,633
    Amortization of organization expenses                                 1,842
    Legal fees                                                            1,214
    Miscellaneous                                                         3,555
                                                                      ---------
      Total expenses                                                  $  84,260
    Fees paid indirectly                                                   (545)
    Reduction of expenses by investment adviser                         (42,658)
                                                                      ---------
      Net expenses                                                    $  41,057
                                                                      ---------
        Net investment income                                         $  61,789
                                                                      ---------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                           $  85,728
    Foreign currency transactions                                           100
                                                                      ---------
      Net realized gain on investments and foreign
        currency transactions                                         $  85,828
                                                                      ---------
  Change in unrealized appreciation -
    Investments                                                       $ 814,056
    Translation of assets and liabilities in foreign
      currencies                                                              6
                                                                      ---------
      Net unrealized gain on investments and foreign
        currency translation                                          $ 814,062
                                                                      ---------
        Net realized and unrealized gain on
          investments and foreign currency                            $ 899,890
                                                                      ---------
          Increase in net assets from operations                      $ 961,679
                                                                      =========

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------
                                                Year Ended    Period Ended
                                         December 31, 1996    December 31, 1995*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                         $   61,789            $  1,747
  Net realized gain on investments and
    foreign currency transactions                   85,828                  47
  Net unrealized gain on investments and
    foreign currency translation                   814,062              20,752
                                                ----------            --------
    Increase in net assets from operations      $  961,679            $ 22,546
                                                ----------            --------
Distributions declared to shareholders -
  From net investment income                    $  (60,288)           $ (1,794)
  From net realized gain on investments and
    foreign currency transactions                  (85,828)                (20)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   (10,368)               --
  Tax return of capital                               --                   (35)
                                                ----------            --------
      Total distributions declared to
        shareholders                            $ (156,484)           $ (1,849)
                                                ----------            --------
Series share (principal) transactions -
  Net proceeds from sale of shares              $8,604,219            $338,677
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                  156,483               1,849
  Cost of shares reacquired                       (756,607)             (5,000)
                                                ----------            --------
    Increase in net assets from Series
      share transactions                        $8,004,095            $335,526
                                                ----------            --------
      Total increase in net assets              $8,809,290            $356,223
Net assets:
  At beginning of period                           364,823               8,600
                                                ----------            --------

  At end of period (including accumulated
    undistributed net investment income of
    $1,499 and $0, respectively)                $9,174,113            $364,823
                                                ==========            ========

*For the period from the commencement of investment operations, October 9, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------
                                            Year Ended              Period Ended
                                     December 31, 1996        December 31, 1995*
--------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $10.61                  $10.00
                                                ------                  ------

Income from investment operations# -
  Net investment income(S)                      $ 0.18                  $ 0.05
  Net realized and unrealized gain on
    investments
    and foreign currency transactions             2.42                    0.61
                                                ------                  ------
    Total from investment operations            $ 2.60                  $ 0.66
                                                ------                  ------

Less distributions declared to
  shareholders -
  From net investment income                    $(0.09)                 $(0.05)
  From net realized gain on investments
    and foreign currency transactions            (0.13)                  --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.01)                  --
                                                ------                  ------
    Total distributions declared to
      shareholders                              $(0.23)                 $(0.05)
                                                ------                  ------
Net asset value - end of period                 $12.98                  $10.61
                                                ======                  ======
Total return                                    24.46%                   6.64%++
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses                                       1.00%                   1.00%+
  Net investment income                          1.52%                   2.20%+
Portfolio turnover                                 41%                      2%
Average commission rate###                     $0.0351                   --
Net assets at end of period (000 omitted)       $9,174                    $365

  * For the period from the commencement of investment operations, October 9, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
### Average commision rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)              $ 0.05                  $(0.41)
      Ratios (to average net assets):
        Expenses                                 2.07%                  21.44%+
        Net investment income (loss)             0.46%                (18.24)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth with Income Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 17 shareholders in the Series.

(2) Significant Accounting
Policies General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $2 and $53 was reclassified from accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions, respectively, to paid-in capital due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales and tax spillbacks.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $58,884, including $42,658 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $8,634,771 and $1,538,106, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                             $8,265,617
                                                               ==========
    Gross unrealized appreciation                              $  894,924
    Gross unrealized depreciation                                 (60,116)
                                                               ----------
        Net unrealized appreciation                            $  834,808
                                                               ==========
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                 Year Ended                   Period Ended
                                 December 31, 1996            December 31, 1995*
                                 ---------------------------  ------------------
                                  Shares      Amount  Shares        Amount
--------------------------------------------------------------------------------
Shares sold                      720,635  $8,604,219  33,867  $338,677
Shares issued to shareholders
 in reinvestment of
 distributions                    11,899     156,483     175     1,849
Shares reacquired                (60,384)   (756,607)   (500)   (5,000)
                                 -------  ----------  ------  --------
  Net increase                   672,150  $8,004,095  33,542  $335,526
                                 =======  ==========  ======  ========

*For the period from the commencement of investment operations, October 9, 1995, to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $51.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Growth with Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth with Income Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from October 9, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Growth with Income Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                     VGI-2/97 4M